SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2011
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS
27.  SUBSEQUENT EVENTS

In February 2012, the Partnership declared and paid a cash distribution of $0.43 per unit, amounting to $17.1 million in respect of the three months ended December 31, 2011.

In January 2012, as a result of Petrobras' decision to relocate the Golar Winter, from Rio de Janeiro to Bahia, the Partnership entered into an agreement with Petrobas whereby the Partnership is committed to make certain modifications to the vessel in exchange for an increase in the charter rate and extension of the charter term.  The Partnership expects to enter into an agreement with Golar, under which Golar will undertake the modification work, which began with the ordering of long-lead items in the first quarter of 2012 and is expected to be completed by the third quarter of 2013.